UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2011

SOLAR THIN FILMS, Inc.
(Exact Name of registrant as specified in charter)

Delaware	001-13549	95-4359228
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

445 Central Avenue, Suite 366, Cedarhurst, New York 11516__
 (Address of Principal Executive Offices, Including Zip Code)

(212) 629-8260
(Registrant's Telephone Number, Including Area Code)

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Resignation of Officer and Director.

Harry Shufrin resigned as Chief Financial Officer effective April 1, 2011.  Mr. Shufrin also resigned as a member of our Board of Directors.  Mr. Shufrin has resigned to enable himself to focus and devote his time on his own existing accounting practice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solar Thin Films, Inc.

Date: April 7, 2011	By:	/s/ Robert M. Rubin
Robert M. Rubin, CEO